MITOVIE PHARMA EUROPE LIMITED

(A Development Stage Company)

FINANCIAL STATEMENTS

March 31, 2014

(Audited)

F-1	Report of Independent Registered Public Accounting Firm
F-2	Balance Sheet as of March 31, 2014;
F-3	Statement of Operations and Comprehensive Loss from November 22, 2013, 2013 (inception) through March 31, 2014;
F-4	Statement of Shareholders’ Deficit from November 22, 2013 (inception) through March 31, 2014;
F-5	Statement of Cash Flows for November 22, 2013 (inception) through March 31, 2014;
F-6	Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of

Mitovie Pharma Europe Limited

We have audited the accompanying balance sheet of Mitovie Pharma Europe Limited (A Development Stage Company) (the “Company”) as of March 31, 2014, and the related statements of operations and comprehensive loss, shareholders’ deficit, and cash flows for the period from inception (November 22, 2013) through March 31, 2014. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mitovie Pharma Europe Limited (A Development Stage Company) as of March 31, 2014, and the results of its operations and its cash flows for the period from inception (November 22, 2013) through March 31, 2014, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred losses from operations, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ De Joya Griffith, LLC

Henderson, Nevada

April 4, 2014

F-1

MITOVIE PHARMA EUROPE LIMITED

(A Development Stage Company)

BALANCE SHEET

(Audited)

As of
March 31, 2014
ASSETS
CURRENT ASSETS
Cash	$4,589
Trade debtors	7,786
Prepayments	5,823
VAT recoverable	4,744
Total current assets	22,942
Total assets	$22,942
LIABILITIES AND SHAREHOLDERS DEFICIT
CURRENT LIABILITIES
Trade payable	$3,480
Accrued payroll	31,794
Loan	79,963
Total current liabilities	115,237
Total liabilities	115,237
SHAREHOLDERS' DEFICIT
Common stock, $1.6637 par value, Authorized 200 shares of ordinary shares, Issued and outstanding 200 shares of ordinary shares	333
Subscription Receivable	(333)
Accumulated other comprehensive loss	(44)
Deficit accumulated during the development stage	(92,251)
Total shareholders' deficit	(92,295)
Total liabilities and shareholders' deficit	$22,942

The accompanying notes are an integral part of these financial statements.

F-2

MITOVIE PHARMA EUROPE LIMITED

(A Development Stage Company)

STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

(Audited)

From inception (November 22, 2013) through March 31, 2014
REVENUE	$7,366
COST OF GOODS SOLD	4,249
GROSS PROFIT	3,117
EXPENSES
General and administrative	33,065
Payroll expenses	62,303
Total expenses	95,368
NET LOSS	$(92,251)
BASIC NET LOSS PER SHARE	$(461)
WEIGHTED AVERAGE NUMBER OF
ORDINARY SHARES OUTSTANDING, BASIC	200
OTHER COMPREHENSIVE LOSS
Net loss	$(92,251)
Foreign currency translation adjustment	(44)
OTHER COMPREHENSIVE LOSS	$(92,295)

The accompanying notes are an integral part of these financial statements.

F-3

MITOVIE PHARMA EUROPE LIMITED

(A Development Stage Company)

STATEMENT OF SHAREHOLDERS' DEFICIT

FROM INCEPTION (NOVEMBER 22, 2013)  TO MARCH 31, 2014

(Audited)

	Ordinary shares		Subscription	Deficit accumulated during development	Accumulated other	Total shareholders’
	Number of shares	Amount	receivable	stage	comprehensive loss	deficit
Inception, November 22, 2013	—	$—	$—	$—	$—	$—
Ordinary shares issued for cash at $1.6637 per share March 26, 2014	200	333	—	—	333
Subscription Receivable	—	—	(333)	—	—	(333)
Foreign currency translation adjustment	—	—	—	—	(44)	(44)
Net loss	—	—	—	(92,251)	—	(92,251)
Balance, March 31, 2014	200	$333	$(333)	$(92,251)	$(44)	$(92,295)

The accompanying notes are an integral part of these financial statements.

F-4

MITOVIE PHARMA EUROPE LIMITED

(A Development Stage Company)

STATEMENT OF CASH FLOWS

(Audited)

From inception (November 22, 2013) through March 31, 2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(92,251)
Changes in operating assets and liabilities:
Increase in trade debtors	(7,786)
Increase in prepayments	(5,823)
Increase in VAT recoverable	(4,744)
Increase in trade payables	3,480
Increase in accrued payroll	31,794
NET CASH USED IN OPERATING ACTIVITIES	(75,330)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from loan	79,963
NET CASH PROVIDED BY FINANCING ACTIVITIES	79,963
Effect on foreign exchange	(44)
NET INCREASE IN CASH	4,589
CASH, BEGINNING OF PERIOD	—
CASH, END OF PERIOD	$4,589

The accompanying notes are an integral part of these financial statements.

F-5

MITOVIE PHARMA EUROPE LIMITED

(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

(Audited)

NOTE 1 – NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Mitovie Pharma Europe Limited (the “Company”) was incorporated on November 22, 2013 in Edinburgh, United Kingdom and established a fiscal year end of March 31. The Company is a development stage enterprise providing development, manufacture and wholesale distribution of medicines. The Company has had minimal operations and is considered a development stage company, in accordance with FASB ASC 915-10, “Development Stage Entities.”

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements present the balance sheet, statement of operations and comprehensive loss, stockholders’ deficit and cash flows of the Company. These financial statements are presented in United States dollars and have been prepared in accordance with accounting principles generally accepted in the United States.

Going concern

The Company’s financial statements are prepared in accordance with generally accepted accounting principles applicable to a going concern. This contemplates the realization of assets and the liquidation of liabilities in the normal course of business. Currently, the Company does not have material assets, nor does it have operations or a source of revenue sufficient to cover its operation costs and allow it to continue as a going concern. The Company has a deficit accumulated since inception through March 31, 2014 of $92,251. The Company will be dependent upon the raising of additional capital through placement of our common stock and proceeds from promissory notes. There can be no assurance that the Company will be successful in either situation in order to continue as a going concern. Accordingly, these factors raise substantial doubt as to the Company’s ability to continue as a going concern. The Company is funding its initial operations by way of issuing founder’s shares, proceeds from loan, and advances from officers and directors. As of March 31, 2014, the Company had issued 200 Founder’s shares at $1.6637 per share.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers highly liquid financial instruments purchased with a maturity of three months or less to be cash equivalents.

Use of Estimates and Assumptions

Preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Income Taxes

The Company adopts FASB ASC Topic 740, “Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

F-6

MITOVIE PHARMA EUROPE LIMITED

(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

(Audited)

 NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Value Added Taxes

The Value Added Tax (“VAT”) is promulgated by the national government in the United Kingdom and came into effect in 1973. Under these regulations VAT is imposed on goods sold and services provided in the United Kingdom, and certain goods and services imported from outside the European Union. The default VAT rate has been the standard rate of 20% since January 2011, some goods and services are subject to VAT at a reduced rate depending on the types of goods and services involved. The VAT is charged on the full sales price. In respect of the sales of both goods and services, any amount paid in respect of VAT is included in the price or charges, less any deductible VAT already paid by the taxpayer on purchases of goods and services in the same financial year.

Net Loss per Share

Basic loss per share includes no dilution and is computed by dividing loss available to common stockholders by the weighted average number of common shares outstanding for the period. Dilutive loss per share reflects the potential dilution of securities that could share in the losses of the Company. Because the Company does not have any potentially dilutive securities, the accompanying presentation is only of basic loss per share.

Foreign Currency Translation

The Company’s functional currency is the British Pound as substantially all of the Company’s operations are in United Kingdom. The Company uses the United States dollar as its reporting currency for consistency with registrants of the Securities and Exchange Commission (“SEC”).

Assets and liabilities denominated in a foreign currency are translated into US dollar reporting currency at the exchange rate in effect at the balance sheet date and capital accounts are translated at historical rates. Income statement accounts are translated at the average rates of exchange prevailing during the period. Transactions undertaken in currencies other than the functional currency of the entity are translated using the exchange rate in effect as of the transaction date. Any exchange gains and losses are included in other comprehensive income (loss).

Fair Value of Financial Instruments

As required by the Fair Value Measurements and Disclosures Topic of the FASB ASC, the Company has determined the estimated fair value of financial instruments using available market information and appropriate valuation methodologies. The fair value of financial instruments classified as current assets or liabilities approximate their carrying value due to the short-term maturity of the instruments.

Revenue Recognition

The Company recognizes revenue only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectability of the related fee is reasonably assured. The Company’s revenue is recognized when the product orders have been delivered.

NOTE 3 – LOAN

On March 13, 2014, the Company entered into a Senior Secured Bridge Loan Promissory Note for $79,963 (£49,000). The Company and a US publicly traded company (“Pubco”) are currently working toward a reverse triangular merger and concurrent PIPE financing and other related transactions (“Transactions”). The purpose of the loan was to provide the Company with sufficient working capital to enable it to prepare the financial statements and documentation necessary and appropriate to consummate the Transactions and obtain all necessary approvals from its members and third parties.

The Company has authorized the issuance of one Senior Secured Bridge Loan Promissory Note in the principal amount of $79,963 made in favor of the Lender. The Notes shall bear interest at the rate of six percent (6%) per annum, and shall be due and payable to the order of Lender at the earlier of (i) six months after date of disbursement and (ii) the closing of the above noted transaction. From and after an Event of Default, such interest rate shall increase to fifteen percent (15%) per annum.

The Chief Executive Officer, Dr Michael Hawthorne, has provided the Lender with a personal guarantee for payment and performance of all obligations of the company under said promissory note.

F-7

MITOVIE PHARMA EUROPE LIMITED

(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

(Audited)

NOTE 4 – SHAREHOLDERS’ DEFICIT

As of March 31, 2014, the Company had issued 200 ordinary shares as founder’s shares at $1.6637 per share for net proceeds to the Company of $333. As of March 31, 2014, the Company has yet to receive the funding of $333 from its shareholders. The 200 founders’ shares are recorded as subscription receivable.

As of March 31, 2014, the Company has not granted any stock options and has not recorded any stock-based compensation.

NOTE 5 – VALUE ADDED TAX

As of March 31, 2014, the Company had a VAT recoverable of $4,744, which included $6,126 recoverable from the VAT already paid on purchases of goods and services net of $1,382 VAT payable on the sales generated during the period from inception (November 22, 2013) through March 31, 2014.

NOTE 6 – COMMITMENT

On January 1, 2014, the Company entered into an employment agreement with its manufacturing manager. The Company agreed to pay £30,000 (approximately $49,557) annual salary to the employee, £2,500 (approximately $4,130) monthly. On March 1, 2014, the Company entered into three employment agreements with its officers. The Company agreed to pay £100,000 (approximately $167,110) annual salary to each of the officers, £8,333 (approximately $13,925) monthly.

During the period from inception (November 22, 2013) through March 31, 2014, the Company incurred total payroll expense of $62,303 and incurred accrued payroll of $31,794 as of March 31, 2014.

F-8